Exhibit 10.35

AMENDMENT NO. 06

This AMENDMENT NO. 06 this (“Amendment 06”) is entered into as of June 1, 2009 by LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and GLASSHOUSE TECHNOLOGIES, INC., a Delaware corporation (“Borrower”) with reference to the following:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Loan and Security Agreement No. 4091 dated as of June 30, 2004 (as amended to date, the “Loan and Security Agreement”; all initially capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan and Security Agreement) together with the other agreements and instruments entered into in connection therewith (collectively, the “Loan Documents”); and

WHEREAS, Borrower and Lender entered into Amendment No. 05 dated May 28, 2009, to the Loan and Security Agreement; and

WHEREAS, Borrower has requested that Lender make an additional modification to the terms of the Loan and Security Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree to modify the Loan and Security Agreement as follows:

Without limiting or amending any other provisions of the Loan and Security Agreement, Lender and Borrower agree to the following:

Section I of Amendment No. 05 is deleted in its entirety and replaced with the following:

I. Contingency. Sections II and III of this Amendment 05 are conditioned upon, and will have no force and effect until Lender has received evidence, reasonably satisfactory to Lender, that the holders of notes issued pursuant to that certain Loan Agreement dated as of August 24, 2007 by and among Borrower and each of BayStar Capital III Investment Fund, L.P., a Delaware limited partnership, Velocity Financial Group, Inc., a Delaware corporation and Leader Lending, LLC, a Delaware limited liability company have agreed to restructure the indebtedness of Borrower to them in a manner that at least includes terms forbearing on the payment of principal until the Loan Commencement Date and a re-amortization schedule of not less then 18 months, with repayment in full of principal and interest not due until at least January 1, 2011.

Except as amended hereby, the Loan Documents remain unmodified and unchanged and ratified by Borrower as though fully set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment 06 as of the date first above written.

GLASSHOUSE TECHNOLOGIES, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ Kenneth W. Hale	By:	LIGHTHOUSE MANAGEMENT PARTNERS V,
Name:	Kenneth W. Hale		L.L.C., its general partner
Title:	CFO
		By:	/s/ Thomas Conneely
		Name:	Thomas Conneely
		Title:	Vice President